ACQUISITION	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
ACQUISITION	ACQUISITION
On April 1, 2024, Pembina completed the acquisition of Enbridge Inc.'s ("Enbridge") interests in the Alliance, Aux Sable, and NRGreen joint ventures (the "Acquirees") for an aggregate purchase price of $2.8 billion, net of $327 million of assumed debt, representing Enbridge's proportionate share of the indebtedness of Alliance (the "Acquisition"). As a result of the Acquisition, Pembina obtained control over the Alliance, Aux Sable, and NRGreen joint ventures (the "Acquirees") and, as such, the accounting for the results of the Acquirees following completion of the Acquisition changed from the equity method of accounting to being fully consolidated and incorporated into Pembina's financial results. Pembina's completion of the Acquisition resulted in an in-substance disposition at fair value of $2.6 billion for the Company's previous investments, which were accounted for under the equity method of accounting at $2.8 billion, as well as allocated goodwill of $380 million, resulting in a loss on disposition of $616 million. The loss was offset by a deferred tax recovery of $626 million. The loss on disposition and the deferred tax recovery were recorded in the Consolidated Statement of Earnings and Comprehensive Income for the period ended December 31, 2024. The fair value of the previously held equity investment in the Acquirees is included as a component of the purchase price.
Following the Acquisition, Pembina owned all equity interests in Alliance, Aux Sable's Canadian operations and NRGreen businesses, and an 85.4 percent interest in Aux Sable's U.S. operations. Alliance and NRGreen are fully consolidated into the financial results of the Pipelines Division, while Aux Sable is reported within the Facilities Division and Marketing & New Ventures Division. These assets complement Pembina's strategy of providing access to long-life resources from the Western Canadian Sedimentary Basin to premium end markets and increases exposure to lighter hydrocarbons, including natural gas and NGL.
The Acquisition was accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities were recorded at their estimated fair values at the date of acquisition, with the exception of right-of-use assets, deferred tax liabilities, and lease liabilities, which are measured in accordance with Pembina's accounting policies. Pembina elected to take the accounting policy choice to measure the non-controlling interest at the proportionate value of Aux Sable's U.S. operations' net assets.
The purchase price equation, subject to finalization, is based on assessed fair values and is as follows:

As at April 1, 2024	Previously reported	Adjustments	Updated
($ millions)	in Q2 2024
Purchase Price Consideration
Cash (net of cash acquired)	2,620	—	2,620
Equity investment in Acquirees	2,562	—	2,562
Other	12	—	12
	5,194	—	5,194
Fair Value of Net Assets Acquired
Current assets	240	—	240
Property, plant and equipment	6,339	6	6,345
Other long-term assets	38	19	57
Goodwill	805	(2)	803
Current liabilities	(219)	(17)	(236)
Long-term debt	(596)	—	(596)
Deferred tax liabilities	(937)	1	(936)
Provisions	(52)	—	(52)
Other long-term liabilities	(276)	(7)	(283)
Non-controlling interest in Aux Sable's U.S. operations	(148)	—	(148)
	5,194	—	5,194
Pembina engaged an independent valuator to assist with determining the fair value of Pembina's previously held equity investments in the Acquirees, as well as certain tangible and intangible assets within the purchase price equation. The fair value of Pembina's previous equity investment in the Acquirees was determined based on the negotiated purchase price paid to Enbridge, adjusted for identified control synergies measured using a discounted cash flow model. The resulting control premium implied by the control synergies was compared to comparable market transactions. The control synergies include significant estimates for timing, amount, and likelihood. Changes to the estimates of the timing, amount and likelihood of the control synergies could impact the fair value of the previously held equity investments and therefore the loss on disposition. In addition, the fair value of the previously held equity investments is included as a component of the purchase price. Changes to the estimates of the timing, amount and likelihood of the control synergies could impact the measurement of property, plant and equipment, other assets, deferred tax liabilities and non-controlling interest. Property, plant and equipment assets of $6.3 billion were valued primarily using a cost approach, which includes the determination of the replacement cost for a market participant buyer to acquire or construct a comparable asset, adjusted for external conditions, including physical, functional and economic obsolescence.
Goodwill of $803 million recognized on the transaction is a result of deferred taxes recognized on the transaction, which are recorded at the Company's effective tax rate without discounting. Pembina recognized $24 million in acquisition-related expenses. All acquisition-related expenses have been expensed as incurred and are included in other expenses in the Consolidated Financial Statements.
The purchase price allocation is not final, as Pembina continues to obtain and verify information required to determine the acquisition date value of deferred income taxes. During the third and fourth quarters of 2024, Pembina adjusted the preliminary fair value of the identifiable net assets to reflect updated information. This included an increase in the value of right-of-use assets and corresponding lease liabilities, an increase in the value of litigation liabilities, as well as a decrease in the value of long-term contract liabilities, with a corresponding increase in the value of accounts payable. These changes resulted in an increase in the fair value of the property, plant, and equipment and an increase in the value of the deferred tax liabilities, with a corresponding increase in the value of goodwill. Any further adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.
Revenue generated by the acquisition for the period from the acquisition date of April 1, 2024 to December 31, 2024 was $1.3 billion. Earnings for the same period were $493 million. If the acquisition had occurred on January 1, 2024, management estimates that consolidated revenue would have increased by an additional $524 million and consolidated earnings for the period would have increased by an additional $74 million. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2024.
On August 1, 2024, Pembina acquired the remaining 14.6 percent interest in Aux Sable's U.S. operations from certain subsidiaries of The Williams Companies for U.S. $160 million. Pembina's subsequent acquisition of the non-controlling interest was recorded directly in equity.